UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2001

STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	0-19508 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
 (Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    On March 14, 2001, the Company issued the following press release:

CONTACT:	Kenneth C. Budde Stewart Enterprises, Inc 110 Veterans Memorial Boulevard Metairie, Louisiana 70005 504/837-5880	FOR IMMEDIATE RELEASE

STEWART ENTERPRISES, INC. ANNOUNCES SAB 101 IMPACT

METAIRIE, LA, March 14, 2001 ... Stewart Enterprises, Inc. (Nasdaq NMS: STEI), announced today the final resolution of discussions with the Securities and Exchange Commission (SEC) on Staff Accounting Bulletin No. 101 (SAB No. 101). With a fiscal year end of October 31, the Company is not required to implement SAB 101 until the fourth quarter of fiscal year 2001. However, the Company has elected to implement the changes in the first quarter of fiscal year 2001, which ended January 31, 2001.

The accounting for the Company's preneed sales activities will be affected as follows:

  Preneed sale of interment rights (burial property) - Revenue and all costs to acquire the sale will be recognized in accordance with Statement of Financial Accounting Standards (SFAS) No. 66, which governs real estate sales. Under SFAS No. 66, recognition of revenue and costs must be deferred until a minimum percentage of the property sale price has been collected.  Previously, the revenue and costs were recognized at the time of contract execution with customer.

  Preneed sale of merchandise (primarily vaults and markers) - Revenue and all costs to acquire the sale will be deferred until the merchandise is delivered. Previously, the revenue and costs were recognized at the time of contract execution with customer.

  Preneed sale of cemetery service fees (primarily openings and closings of burial sites and installations of markers) - Revenue and all costs to acquire the sale will be deferred until the service is performed. Previously, the revenue and costs were recognized at the time of contract execution with customer.

  Cemetery merchandise trust earnings - Earnings will be deferred until the underlying merchandise is delivered. Previously, the earnings were recognized as earned in the trust.

  Balance sheet - SAB 101 will result in several changes to the balance sheet, which are discussed in detail in a Form 8-K filed concurrently with the issuance of this press release.  The general effect of these changes will be to increase the Company's balance sheet by approximately $1.3 billion.

The changes will result in a one-time, noncash cumulative charge to earnings of $250.0 million, after taxes, which will be recorded in the first quarter of fiscal year 2001.  Had the changes been in effect for all of fiscal year 2000, they would have reduced earnings per share by $0.09 before the cumulative effect of the change in accounting principles.  The implementation of SAB 101 will result in an additional backlog of revenues to be recognized in the future of about $1 billion.

Stewart's President and Chief Executive Officer, William E. Rowe, commented "The changes we made in our preneed sales organization in fiscal year 2000 better align the operations of the Company with the changes in accounting resulting from SAB 101. It was important to get these accounting issues resolved, and now that we have, we look forward to higher quality preneed sales with a closer tie between revenue recognition and cash receipts."

Concurrently with the issuance of this press release, the Company is filing a Form 8-K with the SEC that provides additional details regarding the impact of SAB 101 on the Company's financial statements.

Founded in 1910, Stewart Enterprises is the third largest provider of products and services in the death care industry in North America, currently owning and operating 613 funeral homes and 161 cemeteries in North America, South America, Europe and the Pacific Rim.

###

Item 9. Regulation FD Disclosure.

       The Company has changed its accounting for certain prearranged sales in accordance with SAB 101 as described on the following pages, effective November 1, 2000.

Background

        On December 3, 1999, the SEC issued Staff Accounting Bulletin No.101 (SAB 101) - Revenue Recognition in Financial Statements. The bulletin was directed to companies in all industries but created significant issues for preneed sales accounting in the death care industry. Throughout 2000, the Company, along with the rest of the death care industry, evaluated its accounting and held discussions with the SEC in an effort to finalize the application of SAB 101 to accounting related to prearranged sales.

        The Company announced the final resolution of those discussions in a press release reported in Item 5 of this Form 8-K.  The Company is also providing analysts, institutional investors and others with detailed information on its accounting practices and the changes in those practices required by SAB 101 and is filing that information under this Item 9.  The Company's letter to the SEC confirming its understanding of the applicability of SAB 101 to its accounting is included herein.

        With a fiscal year end of October 31, the Company was not required to implement the changes until the fourth quarter of fiscal year 2001. However, the Company has elected to implement the changes in the first quarter of fiscal year 2001, which ended January 31, 2001.

 Accounting Summary

        The tables on the following pages summarize the Company's accounting for prearranged sales under SAB 101 and under its previous accounting method by segregating the impact on the balance sheet, income statement and cash flow statement.

        These summary tables are followed by the Company's statements of earnings for fiscal year 1999 and 2000 periods presented on a pro forma basis to reflect the change in the Company's accounting principles, as if such principles had been in effect during all prior periods. Also included is the statement of cash flows for fiscal year 2000 restated on a pro forma basis as if the change in accounting had been in place for that period.

        The following is the letter submitted to the SEC confirming the Company's understanding of the applicability of SAB 101 to its accounting:

March 6, 2001

Mr. Lynn E. Turner
Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	Resolution of SAB No. 101 Implementation Issues Pertaining to Stewart Enterprises, Inc.

Dear Mr. Turner:

Based on discussions with the U. S. Securities and Exchange Commission Staff ("the Staff") over the past several months, we have prepared this letter summarizing the application of Staff Accounting Bulletin No. 101 ("SAB No. 101"), as well as other matters, to Stewart Enterprises, Inc. ("SEI" or "the Company"). The information included herein represents our conclusions regarding SAB No. 101 implementation issues. We understand the Staff will not object to these conclusions.

Interment Rights

Revenue associated with the sale of interment rights will be recognized in accordance with the retail land sales provisions of Statement of Financial Accounting Standards No. 66, Accounting for the Sales of Real Estate ("SFAS No. 66"). The Company will disclose its revenue recognition policy for interment right sales in the notes to the financial statements.

Merchandise

The timing of merchandise revenue recognition will be dependent on the nature of the product and the terms of the agreement.

Specifically, revenue from marker sales will be recognized when the customer takes possession/delivery of the specific item purchased or when all of the following conditions have been met:

  the marker has been cast/manufactured and engraved for the customer;
  title and risk of loss have been transferred to the customer;
  the customer obtains a certificate of ownership;
  the markers have been properly segregated, identified by customer, and stored in a third-party bonded and insured facility acceptable to the customer;
  the markers are not subject to the claims of creditors of the Company or manufacturer;
  the customer may pickup his/her marker at any time;
  the Company has no further obligation or involvement related to the merchandise. However, when the Company contracts with customers to provide merchandise and other services as part of a multiple element arrangement, the Company will follow the revenue recognition methodology outlined below under the heading Multiple Element Arrangements and Service Fees; and
  the customer has no cancellation rights after the marker is manufactured (the customer may cancel his/her cemetery contract but the consideration associated with the marker sale is the marker itself).

Other merchandise (vaults, bases, etc.) is homogeneous in nature and there is no practical way for the Company to identify a customer's specific merchandise prior to delivery. Under GAAP that revenue should be recognized only when the customer takes possession/delivery of the specific item purchased.

Multiple Element Arrangements and Service Fees

The Staff would not object to the allocation of revenue in arrangements including multiple deliverables on a relative fair value basis. Revenue will be recognized on multiple elements of preneed contracts using recognition timing appropriate to each individual element. Service fee revenue, including delivery and installation fees or opening and closing fees, will not be recognized prior to the time the services are performed.

Deferral of Costs

The Company will account for prearranged funeral and preneed cemetery customer acquisition costs under the provisions of Statement of Financial Accounting Standards No. 60, Accounting and Reporting by Insurance Enterprises ("SFAS No. 60"). The Company will specifically disclose this policy in the notes to its financial statements.

Assets and Obligations Associated with Prearranged Funeral and Cemetery Operations

The customer contract receivables and deferred revenue associated with prearranged funeral and cemetery contracts will be recognized in the Company's balance sheet at the date a customer contract is signed provided they meet the definitions of assets and obligations as set forth in Statement of Financial Accounting Concepts No. 6, Elements of Financial Statements ("CON 6") and satisfy the fundamental recognition criteria set forth in Statement of Financial Accounting Concepts No. 5, Recognition and Measurement in Financial Statements of Business Enterprises ("CON 5").

Assets Included in Trust

The Company has discussed the nature of assets included in funeral trusts and cemetery merchandise and services trusts (collectively the "Trusts" and specifically excluding Perpetual Care Trusts) with the Staff.

The Trusts will not be consolidated into the financial statements of the Company because the Company does not have a controlling financial interest in the Trusts and the Company does not bear all the risks and rewards of the Trust assets. This is justified for the following, among other, reasons:

  At least a portion of the Trust assets (the original corpus) is accessible by customers upon contract cancellation and is only accessible by the Company upon performance under the contract;
  The Trust assets are not subject to the claims of Company creditors;
  In order to withdraw funds from the Trust, the Company is required by the state dictated trust arrangement to present proper documentation signifying performance or contract termination;
  The Company does not have control over the Trust assets;
  The Company does not have title to the Trust assets; and
  The Company selects and can replace the trustee, but the state dictates the types of assets the Trust can invest in.

The Company will record a reduction in the customer receivable for the funds received from the customer and record a receivable from the Trust upon transfer of funds to the Trust equal to the amount of funds transferred.

Trust Income

Investment income (including realized gains and losses) generated by Trust assets will be recorded as a receivable from the trust and deferred revenue as such investment income accrues to the Trusts until the Company has satisfied its obligations to perform services or deliver merchandise. At that time, all the deferred income and any unrealized gains or losses distributed from the Trust will be recognized in funeral revenues or cemetery revenues. Perpetual care trust income is discussed below.

At the time of customer contract cancellation, the Company will recognize a liability to the customer for the refundable portion of the deferred revenue and any deferred but unrefundable portion will first be recorded as a recovery of costs deferred on the cancelled contract. Any remaining deferred but unrefundable revenue will then be recognized as other income.

Disclosure Requirements of Trust Assets and Related Trust Income

The nature of and composition of Trust assets will be disclosed in the footnotes to the financial statements, along with cost and market value associated with the Trust assets for each period a balance sheet is presented. Disclosure that investment income is being deferred until the Company has satisfied its obligation will be made. Income recognized by the Company as a result of customer contract cancellation will be disclosed if material.

Perpetual Care Trusts and Perpetual Care Income

The Company generally is obligated to remit a portion of the proceeds received on the sale of interment rights to perpetual care trusts pursuant to applicable state laws or terms of sales contracts. This obligation meets the definition of a liability set forth in CON 6 and satisfies the fundamental recognition criteria set forth in CON 5 and therefore is appropriately recorded in the Company's financial statements. The perpetual care obligation is appropriately derecognized when amounts are deposited in the trust, as the Company is legally relieved of its obligation in accordance with paragraph 16 of Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The assets of the perpetual care trust are not included in the Company's financial statements on a consolidated basis or otherwise.

Based on its contracts and applicable state laws, the Company does not have a perpetual care obligation beyond the amount of earnings available from the perpetual care trusts. Because the liability recognition criteria of CON 5 have not been met, the Company does not recognize a liability for any perpetual care obligation except for the undeposited amounts from customers.

Investment income generated from assets in the perpetual care trusts is recorded as cemetery revenue in the period distributable by the trust. These distributions of income are intended to defray the cost of maintaining the cemetery. Cemetery maintenance costs are recorded as expenses in the Company's financial statements when incurred.

The nature and composition of the assets in the perpetual care trust will be disclosed in the footnotes to the financial statements, along with cost and market value associated with the assets for each period a balance sheet is presented. The amount of perpetual care income recorded as cemetery revenue and the fact that the amounts are restricted for use in maintaining the cemeteries shall be disclosed.

The effects of implementing the aforementioned items will be recorded as a cumulative effect adjustment as of the beginning of the Company's fiscal year beginning November 1, 2000.

Sincerely,

/s/ Michael G. Hymel
Michael G. Hymel
Vice President
Chief Accounting Officer
Corporate Controller

cc:	Jane Poulin / SEC Staff PricewaterhouseCoopers

ACCOUNTING SUMMARY

Item	Previous Accounting Method	Accounting under SAB 101
Recording of Prearranged Sale on Funeral Contract	BALANCE SHEET: Deferred revenue (liability) is recorded for the full principal amount of the contract (presented as a credit net of the prearranged receivable and the trust asset which are debits.)	BALANCE SHEET: Deferred revenue (liability) is recorded for the full principal amount of the contract.
  Prearranged receivable (debit) is recorded for the amount due from the customer. Trust asset (debit) is recorded for the amount required to be trusted. (Presented as debits netted in the deferred revenue line item along with the full principal amount of the contract, which is a credit.)
Prearranged receivable is recorded for the amount due from the customer and for the amount due from the trust.
	Cash is recorded for the cash received and not required to be trusted.	No change
	Deferred charges (asset) are recorded for the direct costs to acquire the sale.	No change
	Short-term payable to the salesperson is recorded until cash has been collected from customer to cover the full commission.	No change
	INCOME STATEMENT: No impact on revenue or direct costs at the time of sale. (Recognized when the merchandise or service is delivered.)	INCOME STATEMENT: No change
	Expenses are recorded for indirect costs as incurred.	No change
	CASH FLOW STATEMENT: Source of cash for the amount of cash received and not required to be trusted.	CASH FLOW STATEMENT: No change
	Use of cash for payment of commissions and other costs.	No change
Recording of Funeral Trust Earnings (including dividends, interest, and recognized capital gains from irrevocable prearranged funeral trusts)	BALANCE SHEET: Trust asset is recorded, which is netted in deferred revenue. Cash is not withdrawn from the trust until the service is delivered.	BALANCE SHEET: Receivable from the funeral trust is recorded. Cash is not withdrawn from the trust until the service is delivered.
	INCOME STATEMENT: No impact on revenue until funeral service is delivered. Recognized as revenue when funeral service is delivered and cash is withdrawn from the trust.	INCOME STATEMENT: No change
	CASH FLOW STATEMENT: No impact on cash until the funeral service is delivered and the cash is withdrawn from the trust.	CASH FLOW STATEMENT: No change

Item	Previous Accounting Method	Accounting under SAB 101
Recording of Prearranged Sale of Merchandise and Services on Cemetery Contract	BALANCE SHEET: No impact on deferred revenue- Recorded as cemetery revenue at time of sale.	BALANCE SHEET: Deferred revenue (liability) is recorded for the full principal amount of the contract.
	Installment receivable is recorded for the amount due from the customer.	Prearranged receivable is recorded for the amount due from the customer and for the amount due from the trust.
	Cash is recorded for the cash received and not required to be trusted.	No change
	No impact from deferred charges. Recorded as cemetery expense at time of sale.	Deferred charges (asset) are recorded for the direct costs to acquire the sale.
	Short-term payable to the salesperson is recorded until cash has been collected from customer to cover the full commission.	No change
	INCOME STATEMENT: Revenue is recorded for the full principal amount of the contract at the time of sale.	INCOME STATEMENT: No impact on revenue at the time of sale (Recognized as revenue when the merchandise or service is delivered.)
	Expenses are recorded at the time of sale.	Expenses are recorded for indirect costs as incurred.
	CASH FLOW STATEMENT: Source of cash for the amount of cash received and not required to be trusted.	CASH FLOW STATEMENT: No change
	Use of cash for payment of commissions and other costs.	No change
Recording of Merchandise Trust Earnings (including dividends, interest, and recognized capital gains from prearranged cemetery merchandise trusts)

BALANCE SHEET:

  Merchandise trust asset is recorded. Cash is not withdrawn until the service or merchandise is delivered. (The estimated cost to deliver is netted with the merchandise trust asset in the balance sheet)

BALANCE SHEET: Receivable from the merchandise trust is recorded. Cash is not withdrawn until the service or merchandise is delivered.
	INCOME STATEMENT: Revenue is recorded as it is earned and realized in the trust fund regardless of when cash is removed from the trust.	INCOME STATEMENT: No impact on revenue until merchandise is delivered. Recognized as revenue when merchandise is delivered and cash is withdrawn from the trust.
	CASH FLOW STATEMENT: No impact on cash until the merchandise or service is delivered and the cash is withdrawn from the trust.	CASH FLOW STATEMENT: No change

Item	Previous Accounting Method	Accounting under SAB 101
Recording of Preneed Sale of Cemetery Property	BALANCE SHEET: No impact on customer deposit (liability) -Recorded as cemetery revenue at time of sale.	BALANCE SHEET: Customer deposit (liability) is recorded for the amount of cash received from the customer until a minimum percentage of the property sale price has been collected from the customer.
	Cash is recorded for cash received and not required to be trusted.	No change
Installment receivable is recorded for the amount due from the customer.
  No impact on installment receivable until a minimum percentage of the property sale price has been collected.  Once that occurs, an installment receivable is recorded for the remainder due from the customer.

	Cemetery property is removed from inventory.	No impact on inventory until a minimum percentage of the property sale price has been collected. Once that occurs, the cost of cemetery property is removed from inventory.
	Short-term payable to the salesperson (liability) is recorded until cash has been collected from customer to cover the full commission.	No change.
INCOME STATEMENT: Revenue is recorded for the full principal amount of the contract and expenses are recorded at the time of sale.

INCOME STATEMENT:

  No impact until a minimum percentage of the property sale price has been collected.  Once that occurs, revenue is recorded for the full principal amount of the contract and expenses are recorded.

	CASH FLOW STATEMENT: Source of cash for the amount of cash received and not required to be trusted.	CASH FLOW STATEMENT: No change
	Use of cash for payment of commissions and other costs.	No change
	Use of cash for the amount required to be placed in trust in perpetuity (generally 10% of sales price).	No change
Recording of Perpetual Care Trust Earnings (including dividends, interest, and recognized capital gains from prearranged cemetery perpetual care trusts)	BALANCE SHEET: No impact - Principal cash is never removed from the trust and remains in perpetuity for cemetery maintenance.	BALANCE SHEET: No change
	INCOME STATEMENT: Revenue is recorded as it is earned and realized in the trust fund.	INCOME STATEMENT: No change
	Expenses are recorded for the cemetery maintenance expenses.	No change

CASH FLOW STATEMENT: Source of cash for the amount of cash withdrawn from the trust fund and use of cash for the amount spent on cemetery maintenance.	CASH FLOW STATEMENT: No change

STEWART  ENTERPRISES, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                  Three Months      Three Months     Six Months
                                                      Ended             Ended           Ended
                                                January 31, 1999   April 30, 1999  April 30, 1999
                                                ----------------   --------------  --------------
Revenues:
   Funeral .....................................    $ 99,380          $103,368         $202,748
   Cemetery ....................................      66,234            75,079          141,313
                                                    --------          --------         --------
                                                     165,614           178,447          344,061
                                                    --------          --------         --------
Costs and expenses:
   Funeral .....................................      70,521            76,251          146,772
   Cemetery ....................................      50,184            56,426          106,610
                                                    --------          --------         --------
                                                     120,705           132,677          253,382
                                                    --------          --------         --------
   Gross profit ................................      44,909            45,770           90,679
Corporate general and administrative expenses...       4,015             4,333            8,348
                                                    --------          --------         --------
   Operating earnings ..........................      40,894            41,437           82,331
Interest expense, net ..........................     (13,806)          (11,688)         (25,494)
Other income ...................................         590             1,043            1,633
                                                    --------          --------         --------
   Earnings before income taxes ................      27,678            30,792           58,470
Income taxes ...................................      10,102            11,239           21,341
                                                    --------          --------         --------
   Net earnings ................................    $ 17,576          $ 19,553         $ 37,129
                                                    ========          ========         ========
Net earnings per share:
   Basic .......................................    $    .18          $    .18         $    .35
                                                    ========          ========         ========
   Diluted .....................................    $    .18          $    .17         $    .35
                                                    ========          ========         ========

Weighted average shares outstanding (in thousands):
   Basic .......................................      98,045           111,707          104,687
                                                    ========          ========         ========
   Diluted .....................................      98,721           112,192          105,286
                                                    ========          ========         ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                 Three  Months      Nine  Months
                                                      Ended             Ended
                                                 July 31, 1999     July 31, 1999
                                                 -------------     -------------
Revenues:
     Funeral ...................................    $101,393          $304,141
     Cemetery ..................................      74,540           215,853
                                                    --------          --------
                                                     175,933           519,994
                                                    --------          --------
Costs and expenses:
     Funeral ...................................      74,464           221,236
     Cemetery ..................................      58,636           165,246
                                                    --------          --------
                                                     133,100           386,482
                                                    --------          --------
     Gross profit .............................       42,833           133,512
Corporate general and administrative expenses..        5,012            13,360
                                                    --------          --------
     Operating earnings .......................       37,821           120,152
Interest expense, net .........................      (13,224)          (38,718)
Other income ..................................        1,328             2,961
                                                    --------          --------
     Earnings before income taxes .............       25,925            84,395
Income taxes ..................................        9,463            30,804
                                                    --------          --------
     Net earnings .............................     $ 16,462          $ 53,591
                                                    ========          ========
Net earnings per share:
     Basic ....................................     $    .15          $    .50
                                                    ========          ========
     Diluted ..................................     $    .15          $    .50
                                                    ========          ========
Weighted average shares outstanding (in thousands):
     Basic ....................................      111,752           107,068
                                                    ========          ========
     Diluted ..................................      112,196           107,604
                                                    ========          ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

 PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                  Three Months          Year
                                                      Ended             Ended
                                                October 31, 1999   October 31, 1999
                                                ----------------   ----------------

Revenues:
     Funeral ..................................     $101,212          $405,353
     Cemetery .................................       73,780           289,633
                                                    --------          --------
                                                     174,992           694,986
                                                    --------          --------
Costs and expenses:
     Funeral ..................................       77,968           299,204
     Cemetery .................................       59,806           225,052
                                                    --------          --------
                                                     137,774           524,256
                                                    --------          --------
     Gross profit .............................       37,218           170,730
Corporate general and administrative expenses..        5,801            19,161
                                                    --------          --------
     Operating earnings .......................       31,417           151,569
Interest expense, net .........................      (13,456)          (52,174)
Other income ..................................          524             3,485
                                                    --------          --------
     Earnings before income taxes .............       18,485           102,880
Income taxes ..................................        6,747            37,551
                                                    --------          --------
     Net earnings .............................     $ 11,738          $ 65,329
                                                    ========          ========
Net earnings per share:
     Basic ....................................     $    .11          $    .61
                                                    ========          ========
     Diluted ..................................     $    .11          $    .61
                                                    ========          ========
Weighted average shares outstanding (in thousands):
     Basic ....................................      108,445           107,452
                                                    ========          ========
     Diluted ..................................      108,445           107,834
                                                    ========          ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                  Three Months     Three  Months     Six Months
                                                      Ended            Ended            Ended
                                                January 31, 2000   April 30, 2000  April 30, 2000
                                                ----------------   --------------  --------------
Revenues:
   Funeral ....................................     $114,705          $109,004         $223,709
   Cemetery ...................................       73,139            73,847          146,986
                                                    --------          --------         --------
                                                     187,844           182,851          370,695
                                                    --------          --------         --------
Costs and expenses:
   Funeral ....................................       84,283            81,702          165,985
   Cemetery ...................................       58,172            55,908          114,080
                                                    --------          --------         --------
                                                     142,455           137,610          280,065
                                                    --------          --------         --------
   Gross profit ...............................       45,389            45,241           90,630
Corporate general and administrative expenses..        5,260             4,883           10,143
                                                    --------          --------         --------
   Operating earnings .........................       40,129            40,358           80,487
Interest expense, net .........................      (14,583)          (14,447)         (29,030)
Other income (expense), net ...................          806               (10)             796
                                                    --------          --------         --------
   Earnings before income taxes ...............       26,352            25,901           52,253
Income taxes ..................................        9,619             9,454           19,073
                                                    --------          --------         --------
   Net earnings ...............................     $ 16,733          $ 16,447         $ 33,180
                                                    ========          ========         ========
Net earnings per share:
   Basic ......................................     $    .16          $    .15         $    .31
                                                    ========          ========         ========
   Diluted ....................................     $    .16          $    .15         $    .31
                                                    ========          ========         ========
Weighted average shares outstanding (in thousands):
   Basic ......................................      106,273           106,557          106,414
                                                    ========          ========         ========
   Diluted ....................................      106,273           106,596          106,432
                                                    ========          ========         ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

 PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                  Three Months      Nine Months
                                                     Ended             Ended
                                                 July 31, 2000     July 31, 2000
                                                ---------------   ---------------
Revenues:
     Funeral ..................................     $100,704          $324,413
     Cemetery .................................       72,208           219,194
                                                    --------          --------
                                                     172,912           543,607
                                                    --------          --------
Costs and expenses:
     Funeral ..................................       77,631           243,616
     Cemetery .................................       55,168           169,248
                                                    --------          --------
                                                     132,799           412,864
                                                    --------          --------
     Gross profit .............................       40,113           130,743
Corporate general and administrative expenses..        4,796            14,939
                                                    --------          --------
     Operating earnings .......................       35,317           115,804
Interest expense, net .........................      (14,410)          (43,440)
Other income, net .............................        1,738             2,534
                                                    --------          --------
     Earnings before income taxes .............       22,645            74,898
Income taxes ..................................        8,266            27,339
                                                    --------          --------
     Net earnings .............................     $ 14,379          $ 47,559
                                                    ========          ========
Net earnings per share:
     Basic ....................................     $    .13          $    .45
                                                    ========          ========
     Diluted ..................................     $    .13          $    .45
                                                    ========          ========
Weighted average shares outstanding (in thousands):
     Basic ....................................      106,737           106,522
                                                    ========          ========
     Diluted ..................................      106,737           106,540
                                                    ========          ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                 Three Months          Year
                                                     Ended             Ended
                                               October 31, 2000   October 31, 2000
                                               ----------------   ----------------
Revenues:
     Funeral .................................      $101,143          $425,556
     Cemetery ................................        68,597           287,791
                                                    --------          --------
                                                     169,740           713,347
                                                    --------          --------
Costs and expenses:
     Funeral .................................        79,444           323,060
     Cemetery ................................        56,714           225,962
                                                    --------          --------
                                                     136,158           549,022
                                                    --------          --------
     Gross profit ............................        33,582           164,325
Corporate general and administrative expenses          4,824            19,763
                                                    --------          --------
     Operating earnings ......................        28,758           144,562
Interest expense, net ........................       (12,844)          (56,284)
Other income (expense), net ..................          (340)            2,194
                                                    --------          --------
     Earnings before income taxes ............        15,574            90,472
Income taxes .................................         5,684            33,023
                                                    --------          --------
     Net earnings ............................      $  9,890          $ 57,449
                                                    ========          ========
Net earnings per share:
     Basic ...................................      $    .09          $    .54
                                                    ========          ========
     Diluted .................................      $    .09          $    .54
                                                    ========          ========
Weighted average shares outstanding (in thousands):
     Basic ...................................       106,832           106,600
                                                    ========          ========
     Diluted .................................       106,833           106,603
                                                    ========          ========

STEWART ENTERPRISES, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                                                 Year
                                                                                 Ended
                                                                           October 31, 2000
                                                                           ----------------
Cash flows from operating activities:
     Net earnings .........................................................     $ 57,449
     Adjustments to reconcile net earnings to net cash provided by operating activities:
       Depreciation and amortization  .....................................       77,511
       Provision for doubtful accounts ....................................       22,980
       Net gains on sales of marketable securities ........................       (1,079)
       Provision for deferred income taxes ................................        3,630
       Changes in assets and liabilities, net of effects from acquisitions:
         Increase in other receivables ....................................      (12,538)
         Increase in other deferred charges and intangible assets .........       (6,064)
         Increase in inventories and cemetery property ....................      (16,336)
         Decrease in accounts payable and accrued expenses ................       (6,751)
         Decrease in deferred revenue .....................................      (12,615)
         Increase in other ................................................        3,967
                                                                                --------
         Net cash provided by operating activities ........................      110,154
                                                                                --------

Cash flows from investing activities:
     Change in deferred charges ...........................................      (40,603)
     Proceeds from sales of marketable securities .........................       65,100
     Purchases of marketable securities and long-term investments .........      (13,771)
     Purchases of subsidiaries, net of cash, seller financing
       and stock issued ...................................................         (804)
     Additions to property and equipment ..................................      (36,017)
     Other ................................................................        1,326
                                                                                --------
         Net cash used in investing activities ............................      (24,769)
                                                                                --------

Cash flows from financing activities:
     Proceeds from long-term debt .........................................        8,366
     Repayments of long-term debt .........................................      (23,150)
     Issuance of common stock .............................................        2,380
     Dividends ............................................................       (6,398)
                                                                                --------
         Net cash used in financing activities ............................      (18,802)
                                                                                --------

Effect of exchange rates on cash and cash equivalents .....................       (5,865)
                                                                                --------

Net increase in cash ......................................................       60,718
Cash and cash equivalents, beginning of period ............................       30,877
                                                                                --------
Cash and cash equivalents, end of period ..................................     $ 91,595
                                                                                ========

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.
March 14, 2001	/s/ Michael G. Hymel Michael G. Hymel Vice President - Corporate Controller and Chief Accounting Officer